AMENDMENT, RATIFICATION AND CONFIRMATION OF CONTINUING UNCONDITIONAL GUARANTY

        THIS AMENDMENT, RATIFICATION AND CONFIRMATION OF CONTINUING UNCONDITIONAL GUARANTY (“Agreement”) is dated this 30th day of November, 2006 by and between BAF PRINTERS LIMITED (“Guarantor”) and LASALLE BUSINESS CREDIT, LLC, successor by merger to LaSalle Business Credit, Inc., as Agent (“Agent”) for LASALLE BANK MIDWEST NATIONAL ASSOCIATION (formerly known as Standard Federal Bank National Association) (“Lender”).

BACKGROUND

        A.     Pursuant to that certain Loan and Security Agreement dated June 26, 2002 by and among MTS Medication Technologies, Inc. (formerly known as Medical Technology Systems, Inc.) and MTS Packaging Systems, Inc. (“Borrowers”), Agent and Lender (as amended by that certain First Amendment to Loan and Security Agreement dated July 8th, 2003, that certain Second Amendment to Loan and Security Agreement dated June 18, 2004, that certain Third Amendment to Loan and Security Agreement dated February 22, 2006, that certain Fourth Amendment to Loan and Security Agreement dated of even date herewith (the “Fourth Amendment”) and as the same may be further amended, modified, supplemented or restated from time to time, the “Loan Agreement”), Lender agreed, inter alia, to make available to Borrowers various credit facilities.

        B.     In connection with the Loan Agreement, Guarantor executed in favor of Agent that certain Continuing Unconditional Guaranty dated February 22, 2006 (the “Guaranty”).

        C.     Pursuant to the Fourth Amendment, Lender extend to Borrowers a term loan in the original principal amount of Six Million Four Hundred Thousand Dollars ($6,400,000.00) on the terms and conditions set forth therein (the “Overadvance Term Loan”).

        D.     In connection with the Fourth Amendment, Borrowers have executed and delivered to Agent a promissory note in the original principal amount of Six Million Four Hundred Thousand Dollars ($6,400,000.00) dated of even date herewith (the “Overadvance Term Note”).

        E.     Guarantor and Agent desire to confirm that the Guaranty secures and extends to the Overadvance Term Loan, and desire to ratify and confirm all other terms and conditions of the Guaranty.

        F.     Capitalized terms used herein and not otherwise defined shall have the meanings provided for such terms in the Loan Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound hereby, agree as follows:

        1.     Borrowers’ Liabilities. The definition of “Borrowers’ Liabilities” in the Guaranty is hereby amended to include, without limitation, the Overadvance Term Loan and all obligations of Borrowers under the Overadvance Term Note.

        2.     Ratification and Confirmation of Guaranty. The Guaranty and Guarantor’s obligations thereunder are hereby ratified, confirmed and continued as the date hereof.

        3.     Amendment. The undersigned, intending to be legally bound hereby, consent to and agree to be bound by the Fourth Amendment and all terms and conditions thereof and agrees that such Fourth Amendment shall in no way adversely affect or impair its obligations under the Guaranty.

        4.     Binding Effect. This Agreement shall be binding upon the successors, assigns and personal representatives of each of the undersigned and shall inure to the benefit of the successors and assigns of Agent.

        5.     Severability. The provisions of this Agreement are deemed to be severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

        6.     Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

        7.     Headings. The headings of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

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        IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have executed this Agreement as of the day and year first above written.

BAF PRINTERS LIMITED

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President

LASALLE BUSINESS CREDIT, LLC, successor by merger to LaSalle Business Credit, Inc., as Agent for LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank National Association

By:	___________________________________
Name/Title:

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STATE OF ________________________	:
SS:
STATE OF ________________________	:

        On this, the 30th day of November, 2006, before me, a notary public, the undersigned member, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of BAF PRINTERS LIMITED, a company formed under the laws of England and Wales, and that he/she as such officer of such company, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires: